Investor Presentation Q2 2018 Financial Results August 2nd, 2018 © 2018 ALL RIGHTS RESERVED

Safe harbor statement Certain matters discussed in these slides and accompanying oral presentation have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should, " "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to integrate recent acquisitions into our operations and achieve the expected benefits of the acquisition, our ability to profitably attract new customers and retain existing customers, our dependence on the market for cloud backup services, our ability to manage growth, changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry, and those discussed in the section titled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, Bookings, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, http://investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. 2

Financial results conference call details What: Carbonite Q2 2018 Financial Results Conference Call When: Thursday, August 2nd, 2018 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 3577539 Live / Recorded Webcast: http://investor.carbonite.com 3

Carbonite’s mission To become the world’s leading data protection company, enabling businesses to operate continuously, regardless of attacks, accidents or disasters 4

Summary Q2 performance • Strong financial results across the board • Business subscription bookings up 48% year-over-year • Non-GAAP net income per share (diluted) was $0.45 up 200% year-over-year • Non-GAAP gross margin was 77.1% up 300 Bps year-over-year • Adjusted free cash flow was $13.3 million, up 533% year over year • Better-than-expected results from the recent acquisition of Mozy 5

Summary Q2 financial results

	Q2 2018 Outlook (5/7/2018)	Q2 2018 Preliminary Results (7/16/2018)	Q2 2018 Results
GAAP Revenue	$75.8 M to $77.8 M	$77.3 M to $78.0 M	$77.7 M (+32% YoY)
Non-GAAP Revenue	$78.0 M to $80.0 M	$79.3 M to $80.0 M	$79.9 M (+31% YoY)
GAAP Net Loss Per Share (Diluted)	*Not guided*	$(0.23) to $(0.20)	$(0.20) (+13% YoY)
Non-GAAP Net Income Per Share (Diluted)	$0.34 to $0.38	$0.41 to $0.44	$0.45 (+200% YoY)
Consumer Bookings	*Not guided*	*Not guided*	$27.0 (+29% YoY)
Business Bookings	*Not guided*	*Not guided*	$54.8 M (+27% YoY)
Non-GAAP Gross Margin	*Not guided*	*Not guided*	77.1% (+300 Bps YoY)
Adjusted Free Cash Flow	*Not guided*	*Not guided*	$13.3 M (+533% YoY)

*With respect to expectations under "Q2 2018 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

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Quarterly bookings growth Q2 ‘18 YoY growth $100 28% growth $81.8 +28% 19% growth $75 $67.6 $63.9 $62.1 $59.7 $60.2 $53.7 $54.0 $27.0 +29% $49.2 $50 $20.9 $22.0 $22.0 $19.5 $19.4 $21.4 $20.1 $43.4 +48% $20.4 $25 $32.2 $27.3 $29.3 $27.6 $30.0 $24.5 $23.4 $26.1 $32.3 $28.8 $33.9 $40.1 $43.0 $40.2 $40.8 $45.6 $54.8 +27% $0 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Subscription Business Bookings Business Bookings Consumer Bookings Approximate, may not foot due to rounding. Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 7

Strong and consistent non-GAAP revenue growth ($ in millions) Annual Half-year Quarterly $246.1 20% CAGR $209.3 20% $144.8 $136.6 $122.6 $120.2 31% $107.2 $84.0 $79.9 $61.1 2012 2013 2014 2015 2016 2017 1H'17 1H'18 Q2'17 Q2'18 Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 8

Driving operating leverage (% of non-GAAP revenue) Non-GAAP Gross Margin 77% Non-GAAP Sales & Marketing 75% 73% 73% 50% 69% 68% 43% 67% 40% 38% 66% 67% 34% 35% 59% 29% 24% 27% 15% 38% 11% 9% 31% 7% 5% 27% 19% 2012 2013 2014 2015 2016 2017 Q2'18 2012 2013 2014 2015 2016 2017 Q2'18 Non-GAAP Gross Margin Business Bookings as % of Total Bookings S&M Advertising Non-GAAP Research & Development Non-GAAP General & Administrative 22% 19% 14% 19% 19% 12% 12% 18% 11% 17% 10% 11% 8% 15% 2012 2013 2014 2015 2016 2017 Q2'18 2012 2013 2014 2015 2016 2017 Q2'18 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 9

Business outlook (as of August 2nd, 2018)* Q3 2018 FY 2018 FY ‘18 Growth Outlook Outlook (at midpoint) GAAP Revenue $77.6 M to $79.6 M $296.9 M to $306.9 M +26% Non-GAAP Revenue $79.0 M to $81.0 M $302.5 M to $312.5 M +25% Non-GAAP Net Income Per Share (Diluted) $0.40 to $0.42 $1.51 to $1.59 +96% Business Bookings Not guided $223.8 M to $234.8 M +40% Consumer Bookings YoY Growth Not guided 10% to 15% growth +1,250 Bps Non-GAAP Gross Margin Not guided 76.5% to 77.5% +150 Bps Adjusted Free Cash Flow Not guided $40.0 M to $45.0 M +111% *With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets, non-cash convertible debt interest expense, and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 10 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

Share count impact to FY 2018 business outlook

	FY 2018 business outlook (as of 5/7/2018)	Current FY 2018 business outlook (as of 8/2/2018)	Change (at midpoint)
Non-GAAP net income per share	$1.51 - $1.59	$1.51 - $1.59	No change
Weighted average shares outstanding (WASO)	31.3 M	34.0 M**	+2.7 M
FY 2018 non-GAAP net income* (as calculated)	$47.3 M - $49.8 M	$51.3 M - $54.1 M	+$4.2 M

	WASO included in Current FY 2018 business outlook
Shares associated with convertible note and in-the-money share price	1.3 M
Shares associated with equity offering (4.8 M shares issued)	2.2 M

*Metric as calculated, not guided to
**Timing of the offering reduces share count impact to FY 2018 WASO; full impact of shares associated with the offering impacts FY 2019 WASO, dilutive impact associated with the convertible note is dependent on the stock price

Source: SEC Filings, Carbonite estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

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Definitions of non-GAAP measures • Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions and divestitures, net of foreign exchange and the change in unbilled revenue during the same period. • Non-GAAP revenue: Excludes the impact of purchase accounting adjustments in connection with acquisitions. • Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments on acquired deferred revenue, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. • Non-GAAP net income and non-GAAP net income per share: Non-GAAP net income and non-GAAP net income per share excludes the impact of purchase accounting adjustments on acquired deferred revenue, stock-based compensation expense, litigation- related expense, restructuring-related expense, acquisition-related expense, non-cash convertible debt interest expense and the income tax effect of non-GAAP adjustments. • Adjusted Free cash flow: Adjusted free cash flow is calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to acquisitions, restructuring, and litigation from net cash provided by operating activities. 12 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com